Exhibit 4.1
EXECUTION COPY
FIRST AMENDMENT
TO
 ASSET REPRESENTATIONS REVIEW AGREEMENT

THIS FIRST AMENDMENT TO THE ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of May 25, 2016 (this “Amendment”), is by and among BA CREDIT CARD FUNDING, LLC (“Funding”), as Transferor, BANK OF AMERICA, NATIONAL ASSOCIATION (“BANA”), in its individual capacity and as Servicer (in such capacity, the “Servicer”), and CLAYTON FIXED INCOME SERVICES LLC (“Clayton”), as Asset Representations Reviewer.

WHEREAS, Funding, BANA (in its individual capacity and as Servicer), and Clayton have heretofore entered into an Asset Representations Review Agreement, dated as of December 17, 2015 (the “Asset Representations Review Agreement); and

WHEREAS, pursuant to Section 9.01 of the Asset Representations Review Agreement, Funding, BANA, the Servicer, and Clayton desire to amend the provisions of the Asset Representations Review Agreement to make certain revisions to Exhibit A to the Asset Representations Review Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.           Capitalized Terms.  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed thereto in the Asset Representations Review Agreement.

ARTICLE II

AMENDMENTS

Section 2.01.           Amendment to Exhibit A to the Asset Representations Review Agreement.  Exhibit A to the Asset Representations Review Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.

ARTICLE III

MISCELLANEOUS

Section 3.01.           Conditions Precedent.  The amendments provided for by this Amendment shall become effective upon the satisfaction of the following conditions:

(a)           Prior notice of this Amendment shall have been provided to each Rating Agency; and

(b)           Funding, BANA, the Servicer, and Clayton each shall have received counterparts of this Amendment, duly executed by the parties hereto.

Section 3.02.           Asset Representations Review Agreement in Full Force and Effect as Amended.  Except as specifically amended or waived hereby, all of the terms and conditions of the Asset Representations Review Agreement shall remain in full force and effect.  All references to the Asset Representations Review Agreement in any other document or instrument among the parties hereto shall be deemed to mean such Asset Representations Review Agreement as amended by this Amendment.  This Amendment shall not constitute a novation of the Asset Representations Review Agreement but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and obligations of the Asset Representations Review Agreement, as amended by this Amendment, as though the terms and obligations of the Asset Representations Review Agreement were set forth herein.

Section 3.03.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

Section 3.04.           Governing Law.  THIS AMENDMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

Section 3.05.           Counterparts.  This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

BA CREDIT CARD FUNDING, LLC, as Transferor

By:	/s/ Keith W. Landis
Name: Keith W. Landis
Title: V.P.

BANK OF AMERICA, NATIONAL ASSOCIATION, as Servicer and in its individual capacity

By:	/s/ Keith W. Landis
Name: Keith W. Landis
Title: V.P.

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:	/s/ Robert Harris
Name: Robert Harris
Title: Secretary

[Signature Page to First Amendment to Asset Representations Review Agreement]

Exhibit A
Representation (1)1

           2.04(b)(iv) On any date after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that each such Receivable is an Eligible Receivable. Each related Receivable arising after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, is conveyed by the Transferor to the Trustee free and clear of any Lien arising through or under the Transferor or any of its Affiliates (except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes) in compliance in all material respects with all Requirements of Law applicable to the Transferor.

Documents

UCC filings

Lien search results

Procedures to be Performed

i)           Each related Receivable is conveyed by the Transferor to the Trustee

a.           Locate the Lien Search.

b.           Confirm all Initial and Additional UCC filings are listed on the lien searches.

c.           Verify the Debtor is listed as Bank of America (BACCF) or appears on the list of associated entity names (see the chronological list of legal entities below).

d.           If the debtor is listed, then Test Pass.

ii)           Each related Receivable is conveyed free and clear of any Lien

a.           Locate the UCC filings.

b.           Verify that all Initial and all Additional UCC filings are listed on the lien search report.

c.           If each related Receivable is conveyed free and clear of any Lien, then Test Pass.

[1]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 1 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (2)2

           (a)           The “Eligible Account” exists and is maintained by the applicable Account Owner.

Documents

Selection Reports, or successor reports, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The account is maintained by the applicable Account Owner.

a.           Locate the Selection Report.

b.           Locate the Daily Activity Report (DAR) as of the date of the addition

c.           Verify the Selection Report Principal and Finance Charge balances match the DAR balances for the Master Trust.

i.           The Selection Before Add-on report balances match the DAR prior period ending balance (PR PER END BAL) line

ii.           The Selection Add-on Only report balances match the DAR beginning balance adjustment (ADJUSTMENT) line

iii.           The Selection After Add-on report balances match the DAR beginning balance adjusted (BEG BAL ADJUST) line

d.           Confirm the Selection Report lists Bank of America as the account owner.  If confirmed, then Test Pass.

[2]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 2 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (3)3

           (b)           The receivables of the “Eligible Account” are payable in Dollars.

Documents

Selection Report, or successor report, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The receivables are payable in Dollars.

a.           Locate the Selection Report.

b.           Locate the Daily Activity Report (DAR) as of the date of the addition

c.           Verify the Selection Report Principal and Finance Charge balances match the DAR balances for the Master Trust.

i.           The Selection Before Add-on report balances match the DAR prior period ending balance (PR PER END BAL) line

ii.           The Selection Add-on Only report balances match the DAR beginning balance adjustment (ADJUSTMENT) line

iii.           The Selection After Add-on report balances match the DAR beginning balance adjusted (BEG BAL ADJUST) line

d.           Confirm the Selection Report shows the principal balance in US Dollars.  If confirmed, then Test Pass.

[3]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 3 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (4)4

           (c)           The related Obligor’s most recent billing address is located in the United States or its territories or possessions.

Documents

Selection Report, or successor report, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The obligor’s billing address is located in the United States or any U.S. territory or possession.

a.           Locate the Geographic Distribution Table within Selection Report.

b.           Verify the Selection Add-on Only report balances match the Daily Activity Report beginning balance adjustment (ADJUSTMENT) line.

c.           Confirm the Geographic Distribution Table does not list any non US States or territories, or if they are listed, that the account total is 0.  If confirmed, then Test Pass.

[4]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 4 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (5)5

           (d)           The “Eligible Account” is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen, or lost.

Documents

Selection Report, or successor report, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The account is not classified as counterfeit, cancelled, fraudulent, stolen, or lost.

a.           Locate the Status Code Table within Selection Report.

b.           Verify the Selection Add-on Only report balances match the Daily Activity Report beginning balance adjustment (ADJUSTMENT) line

c.           Confirm the appropriate codes for counterfeit, cancelled, fraudulent, stolen, or lost are not listed on the Selection Report.  If confirmed, then Test Pass.

[5]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 5 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (6)6

           (e)           All of the Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts.

Documents

Selection Report, or successor report, from February 2009 forward

Daily Activity Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           The account is not classified as charged off.

a.           Locate the Status Code Table within Selection Report.

b.           Verify the Selection Add-on Only report balances match the Daily Activity Report beginning balance adjustment (ADJUSTMENT) line.

c.           Confirm the appropriate code for charged off is not listed on the Selection Report.  If confirmed, then Test Pass.

[6]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 6 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (7)7

           (a)           The Eligible Receivable arises in an Eligible Account

Documents

Selection Report, or successor report, from February 2009 forward

Procedures to be Performed

             a.           Confirm the Account is Eligible based on the results of the tests performed on Representation (1) - (6).

           If confirmed, then Test Pass.

[7]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 7 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (8)8

           (b)           The Eligible Receivable was created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to such Account Owner

Documents

Policies and Procedures (P&Ps) documents

Account/Receivable documents (Receivable-level)

Audit Reports

Consumer Banking Compliance Processes (business impact assessment and applicability)

Action Plans

Desktop Procedures/Job Aids

System Enhancement Logs

Procedures to be Performed

i)           The Eligible Receivable was created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner

a.           Confirm P&Ps for the origination of accounts and receivables exist and are stored from November 23, 2015 through the Review Notice Date.

b.           Review the P&Ps of the Regulatory Inventory & Change Management.

i.           Confirm the Regulatory Inventory & Change Management procedures include the following:

1.           Process for identifying new laws and regulations or changes to existing laws and regulations

2.           Business Unit Impact Assessment of the rule changes

3.           Creation of Action Plans based on Impact Assessment

4.           Implementation of Action Plans

5.           Internal Audit (as applicable)

[8]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 8 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

c.           Validate that Regulatory Inventory & Change Management procedures were followed.

i.           Regulatory changes or additions made between November 23, 2015 and the Review Notice Date will be in scope.  The ARR will select one material regulatory change or addition at random from each calendar year between November 2015 and the Review Notice Date (the “Selection”).  If no material regulatory changes impacting Credit Card were made during the Review period, proceed to step (v).

ii.           Review the Selection of historical change reports from the Inventory of Rules and Standards database.  Identify changes to regulations related to the origination of accounts and receivables.  Review input and output results for each step of the Consumer Banking RCM Process and ensure changes properly addressed by the line of business and support partners.

iii.           Review the Impact Analysis created for each regulatory change or addition in the Selection.  Determine that the Impact Analysis was completed and that a conclusion was documented. If the conclusion was that no changes were necessary, proceed to step (v).

iv.           Validate that action plans were created and completed for any changes identified by the Impact Analysis prior to the implementation date of the new laws and regulations or changes to existing laws and regulations.

v.           Review audits of the Consumer Banking Compliance Process.  Ensure any findings related to the origination of accounts and receivables were addressed and corrective action plans were deemed complete.

vi.           Perform interviews, as needed, with Bank of America employees to address any missing information form the subtests above or regarding any areas that need clarification.

d.           Confirm that the updated P&Ps were cascaded to each relevant line of business and made available to any employee seeking the information

i.           Review distribution log for P&Ps and desktop procedures. Ensure that all updated P&Ps and/or desktop procedures and the distribution of such to the applicable parties were completed prior to the effective compliance date of the regulatory change.

ii)           The Eligible Receivable was created pursuant to the terms of a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to such Account Owner

a.           Verify that contract forms were updated, approved, and were distributed according to policy prior to the implementation date of the new laws and regulations or changes to existing laws and regulations.

iii)           If the documentation provided indicates that the Regulatory Inventory and Change Management procedures were followed, then Test Pass

Representation (9)9

           (c)           All consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective

Documents

Federal Bank Charter

Delaware and/or North Carolina Articles of Incorporation (as applicable)

Procedures to be Performed

i)           The Account Owner has all consents, licenses, approvals and authorizations required

a.           Locate the Operating Certificates.

b.           Conduct an interview with the appropriate Bank of America employees regarding the outcome of any recent audits or reviews conducted by a governmental or regulatory authority.

c.           Confirm no governmental or regulatory authority has taken any action against Bank of America that would prevent it from executing, delivering or performing its obligations under its Credit Card Agreements, or that any such action has been resolved in a manner that would not prevent Bank of America from executing, delivering or performing its obligations under its Credit Card Agreements.

d.           Review all applicable licenses and charters maintained by Bank of America.

e.           Confirm no evidence exists that any consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for Bank of America to execute, deliver and perform its obligations under its Credit Card Agreements have expired or have been revoked.

ii)           If the above tests are confirmed, then Test Pass.

[9]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 9 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (10)10

           (d)           Immediately prior to it being transferred to the Trustee, the Transferor has good and marketable title to the receivable free and clear of all Liens arising through or under the Transferor or any of its Affiliates, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes

Documents

UCC filings

Lien search results

Procedures to be Performed (proposed)

ii)           Each related Receivable is conveyed by the Transferor to the Trustee

a.           Locate the Lien search results

b.           Confirm all Initial and Additional UCC filings are listed on the lien search results.

c.           Verify the Debtor is listed as Bank of America (BACCF) or appears on the list of associated entity names (see the chronological list of legal entities below).

d.           If the above tests are confirmed, then Test Pass.

iii)           Each related Receivable is conveyed free and clear of any Lien

a.           Locate the UCC filing.

b.           Verify that all Initial and all Additional UCC filings are listed on the lien search results.

c.           If the above tests are confirmed, then Test Pass.

[10]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 10 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (11)11

           (e)           The Eligible Receivable is the legal, valid, and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principles of equity

Documents

Policies and Procedures (P&Ps) documents

Daily Activity Reports, or successor reports, from February 2009 forward

Audit Reports

Procedures to be Performed

i)           The receivable is a legal, valid and binding payment obligation

a.           Confirm P&Ps for the review and revision of contract terms exist and are stored from November 23, 2015 through the Review Notice Date.

b.           Review the P&Ps related to review and revision of contract terms

i.           Confirm the procedures include the following:

1.           Process for providing obligor with changes of terms

2.           Process for documenting the notification was sent to the obligor and the terms that changed

3.           Process for confirming that, where appropriate, terms were not adjusted if the obligor was offered optional terms and followed the appropriate procedures to opt out of the changes.

c.           Validate that procedures were followed.

i.           Review internal audit findings related to change in terms and notification of change in terms.

ii.          If findings existed, confirm a remediation plan was put in place to address the findings and the plan was completed.

iii.         Once the plan was completed, confirm subsequent internal audit findings related to changes in terms were not related to the root cause addressed in the previously completed remediation plan.

ii)           If the above tests are confirmed, then Test Pass.

[11]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 11 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Representation (12)12

           (f)           The receivable is an “account” under Article 9 of the Delaware UCC.

Documents

Selection Reports, or successor reports, from February 2009 forward

Procedures to be Performed

i)           Verify that the receivable is a right to payment of a monetary obligation, whether or not earned by performance, arising out of the use of a credit or charge card or information contained on or for use with the card, as described under Article 9-102 of the Delaware UCC.

a.           Review the selection report and confirm that the related account is coded as credit card account

b.           If the related account is coded as a credit card account, then Test Pass.

[12]
Due to amendments and restatements effected by predecessor agreements to the Pooling and Servicing Agreement and the Receivables Purchase Agreement, more than one representation and warranty will be tested, along with this representation and warranty, during a Review.  See Schedule 12 to this Exhibit A for a complete list of representations and warranties contained in the current agreement and each predecessor agreement that will be tested by applying the procedures described immediately below the text of this representation under “Procedures to be Performed.”

Schedule 1 to Exhibit A
POOLING AND SERVICING AGREEMENT REPRESENTATIONS AND WARRANTIES

Pooling and Servicing Agreement.

Section 2.04(b)(i) Each Receivable is an Eligible Receivable as of the Cut Off Date or the Addition Date, as applicable.

Section 2.04(b)(iv) On each day on which any new Receivable is created, the Seller shall be deemed to represent and warrant to the Trust that (A) each Receivable created on such day is an Eligible Receivable.

Amended and Restated Pooling and Servicing Agreement.

Section 2.04(b)(i) Each Receivable is an Eligible Receivable as of the Cut Off Date or the Addition Date, as applicable.

Section 2.04(b)(iv) On each day on which any new Receivable is created, the Seller shall be deemed to represent and warrant to the Trust that (A) each Receivable created on such day is an Eligible Receivable.

Second Amended and Restated Pooling and Servicing Agreement.

Section 2.04(b)(i) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 2.04(b)(iv) On any date after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that each such Receivable is an Eligible Receivable.  Each related Receivable arising after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, is conveyed by the Transferor to the Trustee free and clear of any Lien arising through or under the Transferor or any of its Affiliates (except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceeding and has set aside adequate reserves for those contested taxes) in compliance in all material respects with all Requirements of Law applicable to the Transferor.

Third Amended and Restated Pooling and Servicing Agreement.

Section 2.04(b)(i) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 2.04(b)(iv) On any date after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that each such Receivable is an Eligible Receivable.  Each related Receivable arising after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, is conveyed by the Transferor to the Trustee free and clear of any Lien arising through or under the Transferor or any of its Affiliates (except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceeding and has set aside adequate reserves for those contested taxes) in compliance in all material respects with all Requirements of Law applicable to the Transferor.

Sch 1 - 1

Schedule 1 to Exhibit A
Fourth Amended and Restated Pooling and Servicing Agreement.

Section 2.04(b) (i) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 2.04(b)(iv) On any date after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that each such Receivables is an Eligible Receivable.  Each related Receivable arising after the Amendment Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, is conveyed by the Transferor to the Trustee free and clear of any Lien arising through or under the Transferor or any of its Affiliates (except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes) in compliance in all material respects with all Requirements of Law applicable to the Transferor.

RECEIVABLES PURCHASE AGREEMENT REPRESENTATIONS AND WARRANTIES

Receivables Purchase Agreement

Section 4.02(a)(x) As of the date of its designation under the Prior PSA, in the case of any Initial Account, or as of the related Addition Date, in the case of any Additional Account, the related Account is an Eligible Account.

Section 4.02(a)(xi) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 4.02(a)(xii) On any date after the Closing Date (10/20/2006), in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that Receivable is an Eligible Receivable.

Amended and Restated Receivables Purchase Agreement

Section 4.02(a)(x) As of the date of its designation under the Amended and Restated Pooling and Servicing Agreement, in the case of any Initial Account, or as of the related Addition Date, in the case of any Additional Account, the related Account is an Eligible Account.

Section 4.02(a)(xi) As of the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Sch 1 - 2

Schedule 1 to Exhibit A
Section 4.02(a)(xii) On any date after the Closing Date (10/20/2006), in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that Receivable is an Eligible Receivable.

Second Amended and Restated Receivables Purchase Agreement

Section 4.02(a)(x) As of the date of its designation under the  Pooling and Servicing Agreement, in the case of any Initial Account, or as of the related Addition Date, in the case of any Additional Account, the related Account is an Eligible Account.

Section 4.02(a)(xi) As of (1) the Closing Date, in the case of the Initial Accounts, each Receivable arising in that Account on the Closing Date is an Eligible Receivable and (2) the related Addition Date, in the case of any Additional Account, each Receivable existing in that Account is an Eligible Receivable.

Section 4.02(a)(xii) On any date after the Closing Date, in the case of any Initial Account, or after the related Addition Date, in the case of any Additional Account, on which any new Receivable is created, that Receivable is an Eligible Receivable.

Sch 1 - 3

Schedule 2 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (a)

Pooling and Servicing Agreement.

           (a)           which is in existence and maintained with the Seller;

Amended and Restated Pooling and Servicing Agreement.

           (a)           which is in existence and maintained with the Seller;

Second Amended and Restated Pooling and Servicing Agreement.

           (a)           it exists and is maintained by the Account Owner;

Third Amended and Restated Pooling and Servicing Agreement.

           (a)           it exists and is maintained by the applicable Account Owner;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (a)           it exists and is maintained by the applicable Account Owner;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (a)

Receivables Purchase Agreement

           (a)           it exists and is maintained by FIA;

Amended and Restated Receivables Purchase Agreement

           (a)           it exists and is maintained by the applicable Account Owner;

Second Amended and Restated Receivables Purchase Agreement

           (a)           it exists and is maintained by the applicable Account Owner;

Sch 2 - 1

Schedule 3 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (b)

Pooling and Servicing Agreement.

           (b)           which is payable in Dollars;

Amended and Restated Pooling and Servicing Agreement.

           (b)           which is payable in Dollars;

Second Amended and Restated Pooling and Servicing Agreement.

           (b)           its Receivable are payable in Dollars;

Third Amended and Restated Pooling and Servicing Agreement.

           (b)           its Receivable are payable in Dollars;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (b)           its Receivable are payable in Dollars;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (b)

Receivables Purchase Agreement

           (b)           its Receivables are payable in United States dollars;

Amended and Restated Receivables Purchase Agreement

           (b)           its Receivables are payable in United States dollars;

Second Amended and Restated Receivables Purchase Agreement

           (b)           its Receivables are payable in United States dollars;

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Schedule 4 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (c)

Pooling and Servicing Agreement.

           (c)           the Obligor on which has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions;

Amended and Restated Pooling and Servicing Agreement.

           (c)           the Obligor on which has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions;

Second Amended and Restated Pooling and Servicing Agreement.

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Third Amended and Restated Pooling and Servicing Agreement.

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (c)

Receivables Purchase Agreement

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Amended and Restated Receivables Purchase Agreement

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;

Second Amended and Restated Receivables Purchase Agreement

           (c)           the related Obligor’s most recent billing address is located in the United States or its territories or possessions;
Sch 4 - 1

Schedule 5 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (d)

Pooling and Servicing Agreement.

           (d)           which the Seller has not classified on its electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Amended and Restated Pooling and Servicing Agreement.

           (d)           which the Seller has not classified on its electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Second Amended and Restated Pooling and Servicing Agreement.

           (d)           it is not classified on the Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Third Amended and Restated Pooling and Servicing Agreement.

           (d)           it is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (d)           it is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (d)

Receivables Purchase Agreement

           (d)           it is not classified on FIA’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Amended and Restated Receivables Purchase Agreement

           (d)           it is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

Second Amended and Restated Receivables Purchase Agreement

           (d)           it is not classified on the applicable Account Owner’s electronic records as counterfeit, cancelled, fraudulent, stolen or lost;

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Schedule 6 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (e)

Pooling and Servicing Agreement.

           (e)           which the Seller has not charged off in its customary and usual manner for charging off such Accounts as of the cut Off Date (or, with respect to Additional Accounts, as of the relevant Addition Date);

Amended and Restated Pooling and Servicing Agreement.

           (e)           which the Seller has not charged off in its customary and usual manner for charging off such Accounts as of the Cut Off Date (or, with respect to Additional Accounts, as of the relevant Addition Date);

Second Amended and Restated Pooling and Servicing Agreement.

           (e)           all of its Receivables have not been charged off as uncollectible under the Account Owner’s customary and usual procedures for servicing credit card accounts;

Third Amended and Restated Pooling and Servicing Agreement.

           (e)           all of its Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (e)           all of its Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE ACCOUNT” DEFINITION

CLAUSE (e)

Receivables Purchase Agreement

           (e)           all of its Receivables have not been charged off as uncollectible under FIA’s customary and usual procedures for servicing credit card accounts;

Amended and Restated Receivables Purchase Agreement

           (e)           all of its Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts;

Second Amended and Restated Receivables Purchase Agreement

           (e)           all of its Receivables have not been charged off as uncollectible under the applicable Account Owner’s customary and usual procedures for servicing credit card accounts;

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Schedule 7 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (a)

Pooling and Servicing Agreement.

           (a)           which has arisen under an Eligible Account (in the case of Accounts conveyed to the Trust on the Initial Closing Date and in the case of Additional Accounts);

Amended and Restated Pooling and Servicing Agreement.

           (a)           which has arisen under an Eligible Account (in the case of Accounts conveyed to the Trust on the Initial Closing Date and in the case of Additional Accounts);

Second Amended and Restated Pooling and Servicing Agreement.

           (a)           it arises in an Eligible Account;

Third Amended and Restated Pooling and Servicing Agreement.

           (a)           it arises in an Eligible Account;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (a)           it arises in an Eligible Account;

RECEIVABLE PURCHASE AGREEMENT --  “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (a)

Receivables Purchase Agreement

           (a)           it arises in an Eligible Account;

Amended and Restated Receivables Purchase Agreement

           (a)           it arises in an Eligible Account;

Second Amended and Restated Receivables Purchase Agreement

           (a)           it arises in an Eligible Account;

Sch 7 - 1

Schedule 8 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (b)

Pooling and Servicing Agreement.

           (b)           which was created in compliance, in all material respects, with all Requirements of Law applicable to the Seller and pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of Law applicable to the Seller;

Amended and Restated Pooling and Servicing Agreement.

           (b)           which was created in compliance, in all material respects, with all Requirements of Law applicable to the Seller and pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of Law applicable to the Seller;

Second Amended and Restated Pooling and Servicing Agreement.

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the Account Owner, and it is created under a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to the Account Owner;

Third Amended and Restated Pooling and Servicing Agreement.

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to the Account Owner;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies, in all material respects, with all Requirements of Law applicable to such Account Owner;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (b)

Receivables Purchase Agreement

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to FIA, and it is created under a Credit Card Agreement that complies in all material respects, with all Requirement of Law applicable to FIA;

Amended and Restated Receivables Purchase Agreement

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies in all material respects, with all Requirement of Law applicable to the applicable Account Owner;

Second Amended and Restated Receivables Purchase Agreement

           (b)           it is created, in all material respects, in compliance with all Requirements of Law applicable to the applicable Account Owner, and it is created under a Credit Card Agreement that complies in all material respects, with all Requirement of Law applicable to the applicable Account Owner;

Sch 8 - 1

Schedule 9 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (c)

Pooling and Servicing Agreement.

           (c)           with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation of such Receivable or the execution delivery and performance by the Seller of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

Amended and Restated Pooling and Servicing Agreement.

           (c)           with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation of such Receivable or the execution delivery and performance by the Seller of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

Second Amended and Restated Pooling and Servicing Agreement.

           (c)           all consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the Account Owner and are fully effective;

Third Amended and Restated Pooling and Servicing Agreement.

           (c)           all consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (c)           all consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

Sch 9 - 1

Schedule 9 to Exhibit A
CLAUSE (c)

Receivables Purchase Agreement

           (c)           all consents, licenses, approvals, or authorization of, or registrations or declarations with any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by FIA and are fully effective;

Amended and Restated Receivables Purchase Agreement

           (c)           all consents, licenses, approvals, or authorization of, or registrations or declarations with, any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective;

Second Amended and Restated Receivables Purchase Agreement

           (c)           all consents, licenses, approvals, or authorization of, or registrations or declarations with any Governmental Authority that are required for its creation or the execution, delivery, or performance of the related Credit Card Agreement have been obtained or made by the applicable Account Owner and are fully effective;

Sch 9 - 2

Schedule 10 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (d)

Pooling and Servicing Agreement.

           (d)           as to which, at the time of and at all times after the creation of such Receivable, the Seller or the Trust had good and marketable title thereto, free and clear of all Liens arising under or through the Seller or any of its Affiliates (other than Liens permitted pursuant to subsection 2.05(b));

Amended and Restated Pooling and Servicing Agreement.

           (d)           as to which, at the time of and at all times after the creation of such Receivable, the Seller or the Trust had good and marketable title thereto, free and clear of all Liens arising under or through the Seller or any of its Affiliates (other than Liens permitted pursuant to subsection 2.05(b));

Second Amended and Restated Pooling and Servicing Agreement.

           (d)           immediately prior to it being transferred to the Trustee, the Transferor has good and marketable title to it free and clear of all Liens arising through or under the Transferor or any of its Affiliates, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Third Amended and Restated Pooling and Servicing Agreement.

           (d)           immediately prior to it being transferred to the Trustee, the Transferor has good and marketable title to it free and clear of all Liens arising through or under the Transferor or any of its Affiliates, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner, BACCS, or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (d)           immediately prior to it being transferred to the Trustee, the Transferor has good and marketable title to it free and clear of all Liens arising through or under the Transferor or any of its Affiliates, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner or the Transferor is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

Sch 10 - 1

Schedule 10 to Exhibit A
CLAUSE (d)

Receivables Purchase Agreement

           (d)           immediately prior to it being sold to Funding, BACCS has good and marketable title to it free and clear of all Liens arising through or under BACCS or any of its Affiliates other than Funding, except for any Lien for municipal or other local taxes if those taxes are currently not due or if FIA or BACCS is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Amended and Restated Receivables Purchase Agreement

           (d)           immediately prior to it being sold to Funding, BACCS has good and marketable title to it free and clear of all Liens arising through or under BACCS or any of its Affiliates other than Funding, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner or BACCS is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Second Amended and Restated Receivables Purchase Agreement

           (d)           immediately prior to it being sold to Funding, BACCS has good and marketable title to it free and clear of all Liens arising through or under BACCS or any of its Affiliates other than Funding, except for any Lien for municipal or other local taxes if those taxes are currently not due or if the applicable Account Owner or BACCS is currently in good faith contesting those taxes in appropriate proceedings and has set aside adequate reserves for those contested taxes;

Sch 10 - 2

Schedule 11 to Exhibit A
POOLING AND SERVICING AGREEMENT-- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (e)

Pooling and Servicing Agreement.

           (e)           which is the legal, valid and binding payment obligations of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditor’s rights in general and except as such enforceability may be limited by general principals of equity (whether considered in a suit at law or in equity);

Amended and Restated Pooling and Servicing Agreement.

           (e)           which is the legal, valid and binding payment obligations of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principals of equity (whether considered in a suit at law or in equity);

Second Amended and Restated Pooling and Servicing Agreement.

           (e)           it is the legal, valid, and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Third Amended and Restated Pooling and Servicing Agreement.

           (e)           it is the legal, valid, and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (e)           it is the legal, valid, and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principles of equity;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

Sch 11 - 1

Schedule 11 to Exhibit A
CLAUSE (e)

Receivables Purchase Agreement

           (e)           it is the legal, valid and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Amended and Restated Receivables Purchase Agreement

           (e)           it is the legal, valid and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Second Amended and Restated Receivables Purchase Agreement

           (e)           it is the legal, valid and binding payment obligation of the related Obligor and is enforceable against that Obligor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principals of equity;

Sch 11 - 2

Schedule 12 to Exhibit A
POOLING AND SERVICING AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (f)

Pooling and Servicing Agreement.

           (f)           which constitutes and “account” under and as defined in Article 9 of the UCC as then in effect in the State of Delaware;

Amended and Restated Pooling and Servicing Agreement.

           (f)           which constitutes and “account” under and as defined in Article 9 of the UCC as then in effect in the State of Delaware;

Second Amended and Restated Pooling and Servicing Agreement.

           (f)           it is an account under Article 9 of the Delaware UCC;

Third Amended and Restated Pooling and Servicing Agreement.

           (f)           it is an account under Article 9 of the Delaware UCC;

Fourth Amended and Restated Pooling and Servicing Agreement.

           (f)           it is an account under Article 9 of the Delaware UCC;

RECEIVABLES PURCHASE AGREEMENT -- “ELIGIBLE RECEIVABLE” DEFINITION

CLAUSE (f)

Receivables Purchase Agreement

           (f)           it is an account under Article 9 of the Delaware UCC;

Amended and Restated Receivables Purchase Agreement

           (f)           it is an account under Article 9 of the Delaware UCC;

Second Amended and Restated Receivables Purchase Agreement

           (f)           it is an account under Article 9 of the Delaware UCC;

Sch 12 - 1